Execution Version

THIS AMENDMENT TO THE COFACE FACILITY AGREEMENT (this “Amendment”), dated as of 26 July, 2013 (the “Effective Date”), is made by and among IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the “Parent”), IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the “Borrower”), THE GUARANTORS under and as defined in the COFACE Facility Agreement referred to below and SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (in this capacity the “COFACE Agent”) and is made with reference to the COFACE Facility Agreement, dated as of October 4, 2010, by and among the Parent, the Borrower, the other Obligors party thereto, the Lenders party thereto, the COFACE Agent and Deutsche Bank Trust Company Americas, as Security Agent and U.S. Collateral Agent, as amended and restated by the Supplemental Agreement dated as of August 1, 2012 (the “COFACE Facility Agreement”).

RECITALS:

WHEREAS, pursuant to that certain amendment request letter dated May 30, 2013 from the Borrower, the Borrower has requested to amend certain provisions of the COFACE Facility Agreement which the Lenders have agreed and COFACE has approved, in each case as provided for herein;

WHEREAS, the COFACE Agent is authorised to execute this Amendment on behalf of the Finance Parties;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

agreement:

1.	Definitions; Interpretation

1.1	Definitions

Capitalised terms defined in the COFACE Facility Agreement have, unless expressly defined in this Amendment, the same meaning in this Amendment.

1.2	Construction

The principles of construction set out in Clause 1.2 (Construction) of the COFACE Facility Agreement will have effect as if set out in this Amendment.

2.	Amendments

2.1         Effective as of the Effective Date, the COFACE Facility Agreement is hereby amended as follows:

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(a)	The definition of “Key Assets” set forth in Section 1.1 (Definitions) of the COFACE Facility Agreement is hereby amended by adding the word “and limitations” immediately after the word “restrictions”.
(b)	The definition of “Material Company” set forth in Section 1.1 (Definitions) of the COFACE Facility Agreement is hereby amended by:

(i)	replacing the period at the end of paragraph (b) with the following text: “or;”; and
(ii)	inserting a new paragraph (c) immediately after paragraph (b) and which shall read as follows:

“(c) any Foreign Transferee Subsidiary.”.

(c)	The definition of “Permitted Disposal” set forth in Section 1.1 (Definitions) of the COFACE Facility Agreement is hereby amended by:

(i)	adding the following text immediately after the words “except in the case of paragraph (b)” in the beginning of the definition thereof: “and paragraph (m)”;
(ii)	adding the following text immediately after the word “Obligor” at the end of paragraph (b)(i) of the definition thereof: “or if the Disposing Company is a Foreign Transferee Subsidiary, the Acquiring Company must also be a Foreign Transferee Subsidiary or an Obligor”;
(iii)	deleting the word “and” at the end of paragraph (j);
(iv)	adding the text “;” at the end of paragraph (k);
(v)	replacing the period at the end of paragraph (l) with the following text: “; and” and
(vi)	inserting a new paragraph (m) immediately after paragraph (l) and which shall read as follows:

“(m) of any equipment or assets (including, without limitation, any Gateway, upgrades to ground systems or services in connection thereto) by any Obligor or Foreign Transferee Subsidiary to any Foreign Transferee Subsidiary or an Obligor as a capital contribution, for cash consideration or otherwise to the extent permitted by the Finance Documents; provided that:

(i)           such equipment or assets (including, without limitation, any Gateway, upgrades to ground systems or services in connection thereto) was developed and/or acquired for the purposes of, or in connection with, operating and maintaining, upgrading, improving or otherwise enhancing the Borrower’s global network (including, without limitation, any ground stations, TTACs and other associated ground infrastructure) and/or in connection with or related to the geographic expansion and growth of the Borrower’s Permitted Business; and

Amendment to COFACE Facility Agreement

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(ii)          with respect to each Financial Year specified in column1 below, the aggregate book value at the time of disposal (as determined according to the Accounting Principles) of such equipment or assets (including, without limitation, any Gateway, or upgrades to ground systems or services in connection thereto) sold, leased, licensed, transferred or otherwise disposed of during such Financial Year pursuant to this paragraph (m) does not exceed the amount specified in column 2 below opposite such Financial Year (in the aggregate and on a cumulative basis):

Column 1 Financial Year Ending	Column 2 Permitted Disposal Amount
12/31/2013	$50,000,000
12/31/2014	$60,000,000
12/31/2015	$70,000,000
12/31/2016	$80,000,000
12/31/2017	$90,000,000
12/31/2018	$100,000,000.”.

(d)	Section 1.1 (Definitions) of the COFACE Facility Agreement is hereby amended by adding the following new definition in the correct alphabetical order in Section 1.1 (Definitions) of the COFACE Facility Agreement:

““Foreign Transferee Subsidiary” means any direct or indirect wholly owned Subsidiary of the Parent:

(i) that is a member of the NEXT Group and is incorporated or organized (as applicable) under the laws of any jurisdiction other than the United States or any state or territory thereof and is a “controlled foreign corporation” (within the meaning of Section 957 of the Code); and

(ii) where one or more of its direct shareholders is an Obligor or are Obligors which has or have:

(A)      granted Transaction Security over no less than 65% in aggregate of the outstanding shares or other ownership interests in such wholly owned Subsidiary;

(B)      delivered to the COFACE Agent the Transaction Security Documents duly executed by it and the Security Agent (together with all such notices, documents, instruments or filings set forth in Part 2 of Schedule 2 (Conditions Precedent) (as if references to an ‘Additional Guarantor’ were references to such direct shareholder(s) and references to ‘Accession Deed’ were references to the Transaction Security Documents and provided further that, but subject to paragraph (ii)(A) above, the proviso in paragraph 11 shall not apply)) as are required by the COFACE Agent to be given, executed, made or delivered; and

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(C)        taken all such action that is necessary to protect, perfect or give priority to such Transaction Security.

For the avoidance of doubt, such wholly owned Subsidiary will become a Foreign Transferee Subsidiary on the date the COFACE Agent has received all of the documents and other evidence listed in (ii) (A), (B) and (C) above, in form and substance reasonably satisfactory to it. The COFACE Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

3.	Representations

3.1	Representations

The representations set out in this Clause 3 (Representations) are made by each Obligor on the date of this Amendment to each Finance Party.

3.2	Powers and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Amendment and the transactions contemplated by this Amendment.

3.3	Legal validity

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Amendment are legal, valid, binding and enforceable obligations.

3.4	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Amendment do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its assets or constitute a default of termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

3.5	Authorisations

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Amendment have been obtained or effected (as appropriate) and are in full force and effect.

Amendment to COFACE Facility Agreement

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3.6	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of this Amendment will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to this Amendment will be recognised and enforced in its Relevant Jurisdictions.

3.7	Credit Agreement

Unless a representation and warranty set out in clause 20 (Representations) of the COFACE Facility Agreement is expressed to be given at a specific date, each Obligor makes the representations and warranties set out in clause 20 (Representations) of the COFACE Facility Agreement (other than the representations and warranties in clauses 20.14(a), (b) and (c) (Original Financial Statements), 20.18 (Taxation) and 20.24 (Shares and Material Companies) of the COFACE Facility Agreement) on the Effective Date, in each case as if references to the COFACE Facility Agreement are references to the COFACE Facility Agreement, as amended hereby, with reference to the facts and circumstances then existing, provided that, in the case of those representations and warranties contained in clause 20.13 (No misleading information) of the COFACE Facility Agreement, such representations and warranties are made only with respect to any subsequent and new information delivered under the COFACE Facility Agreement since the last period where such representation and warranty was made or deemed to be made under the COFACE Facility Agreement.

4.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the Effective Date upon the due execution of a signature page to this Amendment by each of the Parent, the Borrower, the other Obligors and the COFACE Agent on behalf of the Finance Parties and delivery of each party’s respective signature pages to each of the other parties hereto.

5.	Governing law; jurisdiction, etc.

This Amendment and any non-contractual obligations arising out of or in connection with it are governed by English law. The provisions of Clause 40 (Enforcement) of the COFACE Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

6.	Miscellaneous

(a)	This Amendment is a Finance Document.

(b)	Each Obligor:

(i)	agrees to the amendments to the COFACE Facility Agreement as contemplated by this Amendment; and

(ii)	with effect from the Effective Date, confirms that any guarantee or security given by it or created under a Finance Document will:

(A)	continue in full force and effect; and

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(B)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Amendment.

(c)	On and after the date hereof, each reference in the COFACE Facility Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the COFACE Facility Agreement, and each reference in the other Finance Documents to the “COFACE Facility Agreement”, “thereunder”, “thereof” or words of like import referring to the COFACE Facility Agreement shall mean and be a reference to the COFACE Facility Agreement as amended by this Amendment.

(d)	Except as specifically amended by this Amendment, the COFACE Facility Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

(e)	Each Finance Party reserves any other right or remedy it may have now or subsequently. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Finance Parties under the COFACE Facility Agreement.

(f)	Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(g)	This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures to this Amendment may be delivered by facsimile or other electronic means of transmission, and any signature so delivered shall be deemed an original executed counterpart.

[Signature Pages to follow]

Amendment to COFACE Facility Agreement

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Parent

IRIDIUM COMMUNICATIONS INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Borrower

IRIDIUM SATELLITE LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Obligors

IRIDIUM COMMUNICATIONS INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM HOLDINGS LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM CARRIER HOLDINGS LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM CARRIER SERVICES LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Signature Page to Amendment to COFACE Facility Agreement

IRIDIUM CONSTELLATION LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM GOVERNMENT SERVICES LLC

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer of Iridium Constellation LLC, the Manager

SYNCOM-IRIDIUM HOLDINGS CORP.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM BLOCKER-B INC.

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

Signature Page to Amendment to COFACE Facility Agreement

COFACE Agent

SOCIÉTÉ GÉNÉRALE

By:	/s/ Denis de Pallierets
Name: Denis de Pallierets
Title: Co-Head of TMT Finance

By:	/s/ Frederic Surdon
Name: Frederic Surdon
Title: Global Head of Export Finance

Signature Page to Amendment to COFACE Facility Agreement